______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 1, 1997


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 1997, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1997-1).


                              CWMBS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  33-84910           95-4449516
----------------------------     ------------    ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


155 North Lake Avenue
Pasadena, California                                      91101
---------------------                                  ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 304-5591
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
----      ------------

     On January 1, 1997, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1997-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement being filed herewith, the Company is filing the Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. ("FSA") on January 30, 1997 in connection with the Certificates, Class A-4, the Financial Guaranty Insurance Policy issued by FSA on January 30, 1997 in connection with the Certificates, Class A-11, the Financial Guaranty Insurance Policy issued by FSA on January 30, 1997 in connection with the Certificates, Class A-12, the Financial Guaranty Insurance Policy issued by FSA on January 30, 1997 in connection with the Certificates, Class A-13 (the "FSA Policies"). The FSA Policies are annexed hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of January 1, 1997, by and among the Company, CHL and the Trustee.

     99.2. Finanical Guaranty Insurance Policy issued on January 30, 1997 by FSA in connection with the Certificates, Class A-4.

     99.3. Finanical Guaranty Insurance Policy issued on January 30, 1997 by FSA in connection with the Certificates, Class A-11.

     99.4. Finanical Guaranty Insurance Policy issued on January 30, 1997 by FSA in connection with the Certificates, Class A-12.

     99.5. Finanical Guaranty Insurance Policy issued on January 30, 1997 by FSA in connection with the Certificates, Class A-13.


                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWMBS, INC.

                           By: /s/ David A. Spector
                               ------------------------
                               David A. Spector
                               Vice President



Dated:  January 31, 1997



                               Exhibit Index
                               -------------



Exhibit                                                                Page
-------                                                                ----

99.1.     Pooling and Servicing Agreement,
          dated as of January 1, 1997, by
          and among, the Company, CHL
          and the Trustee.                                                6

99.2.     Finanical Guaranty Insurance
          Policy issued on January 30,
          1997 by FSA in connection with
          the Certificates, Class A-4.

99.3.     Finanical Guaranty Insurance
          Policy issued on January 30,
          1997 by FSA in connection with
          the Certificates, Class A-11.

99.4.     Finanical Guaranty Insurance
          Policy issued on January 30,
          1997 by FSA in connection with
          the Certificates, Class A-12.

99.5.     Finanical Guaranty Insurance
          Policy issued on January 30,
          1997 by FSA in connection with
          the Certificates, Class A-13.